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                                                                   EXHIBIT 10.24

                           SOFTWARE SUPPORT AGREEMENT

Effective April 19, 1999.

BETWEEN:

        CYBEROAD.COM (ISLE OF MAN) LIMITED., an Isle of Man corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB

                                                                    ("Cyberoad")

AND:

        CALVEX INTERNATIONAL INC., a British Columbia corporation having place of business at 700 - 555 West Hastings Street, Vancouver, BC, Canada, V6B 4N5

                                                                      ("Calvex")
NATURE OF AGREEMENT:

A. Calvex is able to provide support services with respect to certain computer programs (hereinafter defined and referred to as the "Software") which is the property of Cyberoad.

B. Cyberoad has expressed a desire to receive the support services of Calvex on the terms and conditions hereinafter set forth.

AGREEMENT:

The following shall constitute Cyberoad's and Calvex' agreement with respect to support services for the Software.

1.      DEFINITIONS

        The terms and expressions set out in Schedule "A" hereto shall, when used in this Agreement and the Schedules hereto have the meanings there ascribed to them.

2.      SUPPORT SERVICES


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        Subject to the terms, covenants and provisos contained herein, Calvex hereby agrees to provide to Cyberoad those Support Services specified in Schedule "A" hereto.

3.      CONTRACT TERMS

        The Support Services Fees, and the payment terms shall be those set out in Schedule "B" hereto.

4.      TERM AND TERMINATION

        4.01 This Agreement is effective from the date first written above for a period of one year unless earlier terminated in accordance with the terms of this Agreement.

        4.02 This Agreement shall be automatically renewed for successive renewal periods of one year each on each anniversary of the effective date of this Agreement. The terms of this Agreement shall remain in full force and effect as long as it is renewed annually. All provisions of this Agreement shall apply both for the initial one year term of this Agreement and for all subsequent extensions.

        4.03 Cyberoad may terminate this Agreement following thirty (30) days written notice. Calvex may only terminate this Agreement following thirty (30) days written notice if Cyberoad should fail to pay for the support services or breach any of the terms of this Agreement.

5.      ENHANCEMENT POLICY

        In the event that the performance of the Software is enhanced, Calvex agrees to make available to Cyberoad each such enhancement, on the terms described herein. Calvex will notify Cyberoad of each enhancement release. Calvex will ship the enhancement release to Cyberoad and it will be Cyberoad's responsibility to arrange for the installation of the enhancement release. Calvex will be responsible for all costs associated with the enhancement release excluding installation costs.


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6.      CONFIDENTIALITY

        6.01 OBLIGATION Both parties to this Agreement shall keep in confidence and prevent the disclosure to any person of any and all Confidential Information as defined in Schedule "A" hereto, which is received from the other Party by reason of negotiating, entering into or performing in accordance with this Agreement.

        6.02 EXCEPTIONS Notwithstanding the provisions of paragraph 6.01 hereof, neither party shall be liable for disclosure of the Confidential Information if the Confidential Information was required to be disclosed pursuant to law or a judicial order; was generally known to the public at the time it was disclosed; was known to the party receiving same at the time of its disclosure; was disclosed with the prior approval Of the other party; was independently developed by the receiving party and without any person having access to the Confidential Information participating in such development; or is disclosed, by a party to this Agreement in exercising its rights under this Agreement.

        6.03 EMPLOYEES The parties hereto hereby undertake to cause any employees, contractors, or agents to whom any of the aforesaid Confidential Information is or may be transmitted to be bound by the same obligations of secrecy and confidentiality as the parties are bound by pursuant to this Agreement.

7.      OWNERSHIP

        The parties acknowledge and agree that the Software and all copies thereof shall be the property of Cyberoad. All services provided by Calvex in the performance of this Agreement are subject to Cyberoad's proprietary rights.

8.      GENERAL

        8.01 ENTIRE AGREEMENT Except as specifically provided herein, this Agreement contains the entire and only agreement and understanding between the parties relating to the subject matter hereof and supercedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may not be modified except in writing signed by each of the parties hereto.


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        8.02    NO PARTNERSHIP OR AGENCY None of the parties hereto shall be construed as creating or establishing a partnership or joint venture or association of any type between them. Neither Cyberoad nor Calvex nor their directors, servants, employees, contractors, officers or agents shall hold themselves out as employees, servants, or agents of the other party.

        8.03 SURVIVAL OF CERTAIN RIGHTS AND OBLIGATIONS The rights and obligations of the parties under paragraphs 6, and 7 hereof, relating to "confidentiality" and "ownership", respectively, shall survive and continue after expiration or termination of this Agreement.

        8.04 NOTICE Any notice required herein shall be deemed to have been properly given 48 hours after being sent to the address of the other party by fax, email, or by commercial courier service. The addresses for notice shall be

        CYBEROAD
                Fax:        011 441 624 624 469
                Email:      info@cyberoad.com
                Courier:    the mailing address set out above

        CALVEX
                Fax:        604 601-5331
                Email:      www.calvex.com
                Courier:    the mailing address set out above

        8.05 GOVERNING LAW This Agreement shall be governed by and construed in accordance with the laws of British Columbia, Canada.

        8.06 FORCE MAJEURE The parties agree to use their best efforts to carry out their respective obligations under this Agreement, but in the event of strikes, lockouts, accidents, fires, delays of carriers or suppliers, acts of God, government actions, state of war or any other causes beyond their control, neither party shall incur liability to the other due to the resulting inability to perform.

        8.07 HEADINGS The headings used in this Agreement form no part of this Agreement and shall be deemed to have been inserted for convenience only.

        8.08 ENUREMENT This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.


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        8.09   ASSIGNMENT This Agreement is not assignable by other party without the written consent of the other party, which consent shall not be unreasonably withheld.

        8.10 SEVERABILITY In the event that any provision of this ability proves to be invalid, void or illegal, that provision shall be deemed to be severed from this Agreement and shall in no way affect, impair or invalidate any other provision. All other provisions of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the parties hereto have caused these presents to be executed personally or by their duly authorized officers as of the day and year first written above.

CYBEROAD.COM (ISLE OF MAN)                  CALVEX INTERNATIONAL INC
LIMITED

Per:    /s/  JOHN COFFEY                    Per: /s/  CALVIN AYRE
    ---------------------------                 --------------------------------
Name:   John Coffey                         Name:     Calvin Ayre
Title:  Director                            Title:    CEO


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                                  SCHEDULE "A"

                                   Definitions

The following terms and expressions, when used in this Agreement and all schedules thereto, shall have the meanings here ascribed to them:

1.      The "Software" shall mean:

The computer programs and all user documentation related thereto constituting the CR Netbook system including all enhanced or modified versions of such computer programs and documentation.

2.      "Support Services" shall mean:

        (a)     Technical Support

        The services of Calvex' help, desk. Enquiries and responses by:
        Telephone: 604-601-5330
        Fax: 604-601-5331
        Email: www.calvex.com

        (b)     Development Work

        The services of Calvex' programmers to develop enhancements and modifications to the Software or other computer programs, including in particular development of,
                        -       vertical portal; and
                        -       CR Netbook version 2

3.      "Confidential Information" shall mean:

        written or oral information concerning business plans, financial data, technical data and other information pertaining to the business operations of the other party.

                                  ACKNOWLEDGED

CYBEROAD.COM (ISLE OF MAN)                  CALVEX INTERNATIONAL INC
LIMITED

Per:    /s/  JOHN COFFEY                    Per: /s/  CALVIN AYRE
    ---------------------------                 --------------------------------
Name:   John Coffey                         Name:     Calvin Ayre
Title:  Director                            Title:    CEO


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                                  SCHEDULE "B"

                                 CONTRACT TERMS

FEES

The following fees and payments schedules shall apply with respect to this Agreement.

CR NETBOOK SOFTWARE

1.      Support Services Fees:

        (a)     Programmer Cost

        Calvex shall assign those programmers required to respond to Cyberoad's needs based on the volume of technical support and development work ordered by Cyberoad. Each programmer shall be billed to Cyberoad on the basis of Calvex's cost plus a 5.0% administration fee.

2.      Payment Terms:

        (a) The Fees shall be paid by Cyberoad within 15 days of the date of invoice.

        (b) Calvex shall send to Cyberoad monthly statements showing the support services used by Cyberoad and the sums charged therefor.

                                  ACKNOWLEDGED

CYBEROAD.COM (ISLE OF MAN)                  CALVEX INTERNATIONAL INC
LIMITED

Per:    /s/  JOHN COFFEY                    Per: /s/  CALVIN AYRE
    ---------------------------                 --------------------------------
Name:   John Coffey                         Name:     Calvin Ayre
Title:  Director                            Title:    CEO


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Effective April 19, 1999.

BETWEEN:

        CYBEROAD.COM (ISLE OF MAN) LIMITED., an Isle of Man corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB

                                                                    ("Cyberoad")

AND:

        CALVEX INTERNATIONAL INC., a British Columbia corporation having place of business at 700 - 555 West Hastings Street, Vancouver, BC, Canada, V6B 4N5

                                                                      ("Calvex")

                           SOFTWARE SUPPORT AGREEMENT

                                 VARTY & COMPANY
                             Barristers & Solicitors
                         700 - 555 West Hastings Street
                             Vancouver, B.C. V6B 4N5